UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 20 20 (February 3, 2020)

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31262	01-0609375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300 Duluth, GA	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 404-504-9828

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Asbury Automotive Group, Inc. (the “Company”), expects to disclose certain supplemental information concerning the Company in a preliminary offering memorandum and marketing materials that is being disseminated in connection with the proposed senior unsecured notes offering described in Item 8.01 below. The supplemental information included in the preliminary offering memorandum and marketing materials, certain of which has been previously reported, is set forth in Exhibit 99.1 and incorporated herein by reference, including, but not limited to, with respect to the following:

•	certain historical financial information of the business of the Park Place Dealership family of entities (“Park Place”) and pro forma condensed combined financial information of the Company and Park Place;

•	certain descriptions of the business and results of operations of the Company and Park Place;

•	certain preliminary financial data of the Company and Park Place for the three months ended December 31, 2019;

•	certain expected sources and uses of proceeds in connection with the Company’s previously announced acquisition of substantially all of the assets of Park Place (the “Acquisition”);

•	certain risk factors; and

•	certain of the Company’s current and anticipated (in connection with the Acquisition) debt facilities and indebtedness.

The Company is also furnishing herewith the following historical consolidated financial statements of Park Place:

•	Park Place’s audited combined and consolidated financial statements as of September 30, 2019 and December 31, 2018 and for the nine months ended September 30, 2019 and the years ended December 31, 2018 and 2017 (with independent auditors’ report thereon); and

•	Park Place’s unaudited condensed combined and consolidated financial statements as of and for the three months ended September 30, 2018 (with independent auditors’ review report thereon).

The foregoing financial statements of Park Place are furnished hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by this reference.

The information set forth in and incorporated into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01.	Other Events.

On February 3, 2020, the Company issued a press release announcing that, subject to market conditions, it will offer senior notes due 2028 (the “2028 Notes”) and senior notes due 2030 (the “2030 Notes”, and with the 2028 Notes, collectively, the “Notes”) in an offering that is exempt from the registration requirements of the Securities Act. The Company intends to use the gross proceeds from the offering of Notes, together with additional borrowings and cash on hand, to (i) fund, if consummated, the Acquisition pursuant to that certain Asset Purchase Agreement, dated as of December 11, 2019, among the Company, Park Place and the other parties thereto (the “Asset Purchase Agreement”), (ii) redeem all of its outstanding $600,000,000 aggregate principal amount of 6.0% Senior Subordinated Notes due 2024 (the “Existing Notes”) and (iii) pay fees and expenses in connection with the foregoing. If (i) the consummation of the Acquisition has not occurred on or before April 30, 2020 (the “End Date”) or (ii) the Company notifies the trustee for the Notes of its abandonment or termination of the Asset Purchase Agreement with respect to the Acquisition or its determination that the consummation of the Acquisition will not occur on or before the End Date, then the Company will be required to redeem $525.0 million (the “Mandatory Redemption Amount”) in aggregate of the 2028 Notes and the 2030 Notes on a pro rata basis in proportion to the aggregate principal amount of each series of Notes at a redemption price equal to 100% of the Mandatory Redemption Amount, plus accrued and unpaid interest to, but excluding, the redemption date.

On February 3, 2020, the Company issued a conditional notice of redemption to the holders of our Existing Notes, notifying such holders that the Company intends to redeem all of the Existing Notes on March 4, 2020. The redemption of the Existing Notes is conditioned upon the consummation of this offering. If redeemed, the Existing Notes will be redeemed at 103% of par, plus accrued and unpaid interest to, but excluding, the date of redemption.

A copy of the press release, which was issued in connection with the offering and pursuant to and in accordance with Rule 135c under the Securities Act, is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Neither the press release nor this Current Report on Form 8-K constitutes an offer to sell or the solicitation of an offer to buy the Notes of any series. The Notes of each series and related guarantees are being offered only to qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes of each series and the related guarantees have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Excerpts from Preliminary Offering Memorandum

99.2

Park Place audited combined and consolidated financial statements as of September 30, 2019 and December 31, 2018 and for the nine months ended September 30, 2019 and the years ended December 31, 2018 and 2017 (with independent auditors’ report thereon)

99.3	Park Place unaudited condensed combined and consolidated financial statements as of and for the three months ended September 30, 2018

99.4	Press release issued by Asbury Automotive Group, Inc., on February 3, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: February 3, 2020	By:	/s/ William F. Stax
	Name:	William F. Stax
	Title:	Interim Principal Financial Officer, Controller and Chief Accounting Officer